                                                                    Exhibit 99.1



                              CS CRABLE SPORTSWEAR

                              FINANCIAL STATEMENTS

                                      AS OF

                               SEPTEMBER 27, 1997


                                  TOGETHER WITH

                                AUDITORS' REPORT

                    Report of Independent Public Accountants
                    ----------------------------------------



To the Board of Directors of
     Brazos Sportswear, Inc.:


         We have audited the accompanying balance sheet of CS Crable Sportswear (a business acquired by Brazos Sportswear, Inc. effective September 29, 1997, formerly a business of CS Crable Sportswear, Inc., a wholly-owned subsidiary of The Midland Company) as of September 27, 1997, and the related statements of operations, changes in intercompany to parent and cash flows for the period from January 1, 1997 to September 27, 1997. These financial statements are the responsibility of the management of Brazos Sportswear, Inc. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CS Crable Sportswear as of September 27, 1997, and the results of its operations and its cash flows for the period from January 1, 1997 to September 27, 1997 in conformity with generally accepted accounting principles.


                                                         ARTHUR ANDERSEN LLP

Cincinnati, Ohio,
      November 26, 1997


                              CS CRABLE SPORTSWEAR

                                  BALANCE SHEET

                            AS OF SEPTEMBER 27, 1997
                             (DOLLARS IN THOUSANDS)
ASSETS
CURRENT ASSETS:
     Cash                                                                    $    285
     Accounts receivable, net of allowances of $868 (Note 1(c))                 4,974
     Inventory (Note 2(c))                                                      6,911
     Prepaid expenses                                                              51
                                                                             --------
                  Total current assets                                         12,221
                                                                             --------

PROPERTY AND EQUIPMENT, at cost (Note 2(d)):
     Office equipment                                                           2,386
     Production equipment                                                       3,352
     Automobiles                                                                   40
                                                                             --------
                                                                                5,778
     Less- accumulated depreciation                                            (4,064)
                                                                             --------
                                                                                1,714
                                                                             --------
                  Total assets                                               $ 13,935
                                                                             ========

LIABILITIES AND INTERCOMPANY TO PARENT
ACCOUNTS PAYABLE                                                             $    463

ACCRUED ROYALTIES AND LICENSE COMMITMENTS (Note 4)                                283

ACCRUED ADVERTISING                                                               277

OTHER ACCRUED LIABILITIES                                                       1,173
                                                                             --------
                  Total current liabilities                                     2,196
                                                                             --------

COMMITMENTS

INTERCOMPANY TO PARENT (Note 3):
     Intercompany                                                              32,041
     Retained deficit                                                         (20,302)
                                                                             --------
                                                                               11,739
                                                                             --------

                  Total liabilities and intercompany to parent               $ 13,935
                                                                             ========

                   The accompanying notes are an integral part
                         of these financial statements.

                              CS CRABLE SPORTSWEAR


                             STATEMENT OF OPERATIONS

            FOR THE PERIOD FROM JANUARY 1, 1997 TO SEPTEMBER 27, 1997
                             (DOLLARS IN THOUSANDS)



NET SALES (Note 1(c))                                                     $ 22,774

COST OF GOODS SOLD                                                          20,515

WRITEDOWN OF INVENTORY TO LOWER
     OF COST OR MARKET (Note 2(c))                                           2,154
                                                                          --------
                  Gross profit                                                 105
                                                                          --------

OPERATING EXPENSES:
     Selling expenses                                                        4,214
     General and administrative expenses                                     1,650
     Severance and other employee benefits (Note 1(b))                       1,292
     Management Fee to Parent (Note 3)                                         170
                                                                          --------
                  Total operating expenses                                   7,326
                                                                          --------
                  Operating loss                                            (7,221)
                                                                          --------

OTHER EXPENSE (INCOME):
     Interest expense to Parent (Note 3)                                       808
     Other                                                                     (23)
                                                                          --------
                  Total other expense                                          785
                                                                          --------

                  Loss before income taxes                                  (8,006)

INCOME TAXES (Note 5)                                                         --
                                                                          --------

                  Net loss                                                $ (8,006)
                                                                          --------

                   The accompanying notes are an integral part
                         of these financial statements.

                              CS CRABLE SPORTSWEAR


                 STATEMENT OF CHANGES IN INTERCOMPANY TO PARENT

            FOR THE PERIOD FROM JANUARY 1, 1997 TO SEPTEMBER 27, 1997
                             (DOLLARS IN THOUSANDS)




                                                                     RETAINED
                                               INTERCOMPANY           DEFICIT             TOTAL
                                               -------------      ----------------     -------------

Balance at January 1, 1997                       $ 28,656            $(12,296)           $ 16,360

Net loss                                             --                (8,006)             (8,006)

Intercompany charges and borrowings
  from Parent
                                                   15,630                --                15,630

Intercompany payments to Parent                   (12,245)               --               (12,245)
                                               -------------      ----------------     -------------

Balance at September 27, 1997                    $ 32,041            $(20,302)           $ 11,739
                                               =============      ================     =============



                 The accompanying notes are an integral part of
                           these financial statements.

                              CS CRABLE SPORTSWEAR


                             STATEMENT OF CASH FLOWS

            FOR THE PERIOD FROM JANUARY 1, 1997 TO SEPTEMBER 27, 1997
                             (DOLLARS IN THOUSANDS)


CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                                                                      $(8,006)
     Adjustments to reconcile net loss to net cash used in operating activities-
              Depreciation                                                             603
              Increase in accounts receivable                                         (919)
              Decrease in inventory                                                  6,418
              Increase in prepaid expenses                                              (4)
              Decrease in accounts payable and accrued expenses                     (1,362)
                  Net cash used in operating activities                             (3,270)
                                                                                   -------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchases of property and equipment, net                                         (104)
                  Net cash used in investing activities                               (104)
                                                                                   -------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Change in intercompany to Parent                                                3,385
                  Net cash provided by financing activities                          3,385
                                                                                   -------
NET INCREASE IN CASH                                                                    11

CASH, beginning of year                                                                274
                                                                                   -------
CASH, end of year                                                                  $   285
                                                                                   =======
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
     Cash paid for interest                                                        $   808
                                                                                   =======


                   The accompanying notes are an integral part
                         of these financial statements.

                              CS CRABLE SPORTSWEAR


                          NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 27, 1997


(1)    Nature of Operations-
       ---------------------

       (a) BASIS OF PRESENTATION--The accompanying financial statements represent the financial position, results of operations and cash flows of CS Crable Sportswear ("Crable"), which is comprised of substantially all of the net assets and operations of CS Crable Sportswear, Inc., a wholly-owned subsidiary of The Midland Company ("Midland" or the "Parent"). This presentation is provided to show the continuing "business" of Crable, which was acquired by Brazos Sportswear, Inc. ("Brazos"), effective on September 29, 1997 (see
              (b) below).

              References to Crable or CS Crable Sportswear included herein denote the continuing business acquired by Brazos and do not denote the legal entity, CS Crable Sportswear, Inc.

       (b) ACQUISITION OF CRABLE BY BRAZOS--Effective on September 29, 1997, Brazos acquired substantially all the assets and assumed certain liabilities of Crable for total consideration of approximately $13.236 million. Brazos also agreed to lease Crable's facility from Midland for a ten-year period. Under the facility lease, Brazos will make monthly installment payments totaling $1.1 million annually beginning one year from the effective date of the acquisition.

              A reconciliation of the net assets included in the accompanying balance sheet to the purchase price paid by Brazos is as follows (dollars in thousands):

                Total Crable assets included in the accompanying balance
                  sheet                                                                                    $13,935
                Less:
                     Assets not acquired by Brazos-
                         Cash                                                                                 (285)
                         Employee receivables                                                                  (59)
                     Liabilities assumed by Brazos-
                         Vacation                                                                              (55)
                         Commitments under license agreements                                                 (100)
                         Other                                                                                (315)
                Add:  Transaction costs                                                                        115
                                                                                                           -------
                Total purchase price paid by Brazos                                                        $13.236
                                                                                                           =======

              Certain former and continuing employees of Crable were provided benefits by Midland related to the acquisition of Crable by Brazos. Such benefits included severance, retention bonuses, health and dental insurance, and out-placement services. In addition, all Crable employees became fully vested in Midland's qualified pension plan and 401(k) contribution plan. The accompanying statement of operations includes costs of approximately $1.3 million related to this matter. The corresponding liability is included in the accompanying balance sheet under the caption "Intercompany" because it is an obligation of Midland.

              Brazos and Midland have also agreed on a sharing and pro-ration of certain costs such as certain salaries, utilities, rent and other miscellaneous costs for an approximate 60-day period subsequent to September 29, 1997.

       (c) OPERATIONS--Crable designs, sources, embellishes and markets officially licensed sports apparel for colleges, universities and professional sports teams. Distribution channels for Crable's products are major department store chains and specialty shops.

              Crable had net sales of approximately $10 million to 1 customer in the period ended September 27, 1997, representing 44% of total net sales for that period. The accompanying balance sheet at September 27, 1997 includes $2.5 million due from such customer.


(2)    Significant Accounting Policies-
       -------------------------------

       (a) MANAGEMENT'S USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       (b) REVENUE RECOGNITION--Sales are recognized when finished garments are shipped to customers from Crable's facility.

       (c) INVENTORY--Crable's inventory is stated at cost utilizing the first-in, first-out method. Cost includes the purchase price of blank garments and embellishment costs. Crable's major classes of inventory are as follows at September 27, 1997 (dollars in thousands):

                    Raw materials                                                               $7,327
                    Work-in-process                                                                 91
                    Finished goods                                                               1,385
                    Supplies                                                                       262
                    Lower of cost or market reserves                                            (2,154)
                                                                                              -----------
                                                                                                $6,911
                                                                                              ===========

              Lower of cost or market reserves reflect the difference between estimated fair value, based on the purchase price paid by Brazos, and Crable's historical cost.

       (d) PROPERTY AND EQUIPMENT-- Property and equipment are stated at cost. Depreciation is provided over the estimated useful lives of the respective assets using the straight-line method. The estimated useful life for each major asset category is as follows:

                    Office equipment                             5 years
                    Production equipment                         7 years
                    Automobiles                                  5 years

       (e) ADVERTISING--Advertising costs are expensed as incurred. Advertising expense was approximately $920,000 in the period ended September 27, 1997.


(3)    Related Party Transactions-
       --------------------------

       (a) FACILITY LEASE--Crable historically leased office, warehouse and manufacturing space from Midland. This lease required monthly payments of approximately $33,000, exclusive of operation and maintenance expenses, during 1997. The monthly lease payment amount was determined by Midland based on Crable's operating capacity within the facility. During the period ended September 27, 1997, Crable operated substantially below capacity. As a result, the monthly lease payment amount is below estimated fair value. Fair value is estimated to be $1.0 million annually based on the lease negotiated between Brazos and Midland (see Note 1(b)). Total rent expense for this lease included in the accompanying statement of operations is approximately $300,000.

       (b) WORKING CAPITAL ADVANCES--Midland historically provided working capital advances to Crable on an as-needed basis. The amount of such advances outstanding at September 27, 1997 was approximately $7,093,000. Such advances are included in the accompanying balance sheet under the caption "Intercompany". Crable was required to pay interest to Midland on the average outstanding balance of such advances at a rate equal to Midland's short-term cost of funds, approximately 5.5% during 1997.

       (c) ADMINISTRATIVE SERVICES--Midland historically provided certain administrative services to Crable related to human resources and corporate matters and charged Crable a management fee. The amount of this management fee was approximately $170,000 for the period ended September 27, 1997.

       (d) EMPLOYEE BENEFITS--Crable employees have historically participated in the employee benefit plans of Midland, including a qualified pension plan and 401(k) contribution plan.

              The qualified pension plan provides for payment of annual benefits to substantially all employees upon retirement. Annual benefit amounts are based on years of service and the employee's highest compensation during five consecutive years of employment. Total pension cost included in the accompanying statement of operations is approximately $326,000, including approximately $180,000 related to all Crable employees becoming fully vested as a result of the acquisition of Crable by Brazos.

              The 401(k) contribution plan is for employees who meet certain age and length of service requirements. Total cost for this plan included in the accompanying statement of operations is approximately $88,000.


(4)    Royalty and License Commitments-
       -------------------------------

       Crable acquires rights to use trademarks, characters and logos on specified types of garments under license agreements with third parties. Pursuant to these license agreements, Crable pays royalties which generally range between 9% and 10% of the sales price of the garments sold. Royalty expense for Crable's license agreements was approximately $994,000 in the period ended September 27, 1997.

       Certain license agreements require that Crable guarantee a minimum royalty payment. Guaranteed minimum royalty commitments under all licensing agreements in place at September 27, 1997 are as follows:

               1998                                                 $595,000
               1999                                                  295,000
                                                                 --------------
                                                                    $890,000
                                                                 ==============

       The accompanying balance sheet includes an allowance of approximately $250,000 to cover 1998 and 1999 minimum royalty commitments which are not anticipated to be recovered through licensed product sales.


(5)    Income Taxes-
       ------------

       Crable, through CS Crable Sportswear, Inc., has historically been included in the consolidated tax return of Midland. Pursuant to a tax-sharing agreement between CS Crable Sportswear, Inc. and Midland, income taxes are allocated to Crable on the basis of a separate return calculation. There is no current or deferred tax expense or benefit recognized in the accompanying statement of operations because the Company is in a loss position.